                                                                SUB-ITEM 77Q1(e)

                                AMENDMENT NO. 22

                                       TO

                      MASTER INVESTMENT ADVISORY AGREEMENT

      This Amendment dated as of May 31, 2011, amends the Master Investment Advisory Agreement (the "Agreement"), dated September 11, 2000, between AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                                   WITNESSETH:

      WHEREAS, the parties agree to amend the Agreement to add a new portfolio -- Invesco Emerging Markets Equity Fund;

      NOW, THEREFORE, the parties agree as follows;

      1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                   "APPENDIX A
                            FUNDS AND EFFECTIVE DATES

NAME OF FUND                                                  EFFECTIVE DATE OF ADVISORY AGREEMENT
--------------------------------------------------------      ------------------------------------
Invesco Balanced-Risk Allocation Fund                                    May 29, 2009

Invesco Balanced-Risk Commodity Strategy Fund                         November 29, 2010

Invesco China Fund                                                      March 31, 2006

Invesco Developing Markets Fund                                       September 1, 2001

Invesco Emerging Market Local Currency Debt Fund                        June 14, 2010

Invesco Emerging Markets Equity Fund                                     May 31, 2011

Invesco Global Health Care Fund                                       September 1, 2001

Invesco International Total Return Fund                                 March 31, 2006

Invesco Japan Fund                                                      March 31, 2006

Invesco LIBOR Alpha Fund                                                March 31, 2006

Invesco Endeavor Fund                                                  November 3, 2003

Invesco Global Fund                                                    November 3, 2003

Invesco Small Companies Fund                                           November 3, 2003

Invesco Commodities Strategy Fund                                       June 16, 2010

Invesco Global Advantage Fund                                         February 12, 2010

Invesco Global Dividend Growth Securities Fund                        February 12, 2010

Invesco Health Sciences Fund                                          February 12, 2010

Invesco Pacific Growth Fund                                           February 12, 2010

Invesco Van Kampen Emerging Markets Fund                              February 12, 2010

Invesco Van Kampen Global Equity Allocation Fund                      February 12, 2010

Invesco Van Kampen Global Franchise Fund                              February 12, 2010

Invesco Van Kampen Global Tactical Asset Allocation Fund              February 12, 2010

Invesco Van Kampen International Advantage Fund                       February 12, 2010

Invesco Van Kampen International Growth Fund                          February 12, 2010

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR

      The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                      INVESCO BALANCED-RISK ALLOCATION FUND

NET ASSETS                                                             ANNUAL RATE*
--------------------------------------------------------------------   ------------
First $250 million..................................................        0.95%
Next $250 million...................................................       0.925%
Next $500 million...................................................        0.90%
Next $1.5 billion...................................................       0.875%
Next $2.5 billion...................................................        0.85%
Next $2.5 billion...................................................       0.825%
Next $2.5 billion...................................................        0.80%
Over $10 billion....................................................       0.775%

* To the extent Invesco Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund I Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund I Ltd.

                  INVESCO BALANCED-RISK COMMODITY STRATEGY FUND

NET ASSETS                                                             ANNUAL RATE*
--------------------------------------------------------------------   ------------
First $250 million..................................................       1.050%
Next $250 million...................................................       1.025%
Next $500 million...................................................       1.000%
Next $1.5 billion...................................................       0.975%
Next $2.5 billion...................................................       0.950%
Next $2.5 billion...................................................       0.925%
Next $2.5 billion...................................................       0.900%
Over $10 billion....................................................       0.875%

* To the extent Invesco Balanced-Risk Commodity Strategy Fund invests its assets in Invesco Cayman Commodity Fund III Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Commodity Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Commodity Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund III Ltd.

                               INVESCO CHINA FUND
                         INVESCO DEVELOPING MARKETS FUND
                      INVESCO EMERGING MARKETS EQUITY FUND
                               INVESCO JAPAN FUND

NET ASSETS                                                             ANNUAL RATE
--------------------------------------------------------------------   ------------
First $250 million..................................................       0.935%
Next $250 million...................................................        0.91%
Next $500 million...................................................       0.885%
Next $1.5 billion...................................................        0.86%
Next $2.5 billion...................................................       0.835%
Next $2.5 billion...................................................        0.81%
Next $2.5 billion...................................................       0.785%
Over $10 billion....................................................        0.76%

                INVESCO EMERGING MARKET LOCAL CURRENCY DEBT FUND

NET ASSETS                                                             ANNUAL RATE
--------------------------------------------------------------------   ------------
First $500 million..................................................       0.75%
Next $500 million...................................................       0.70%
Next $500 million...................................................       0.67%
Over $1.5 billion...................................................       0.65%

                         INVESCO GLOBAL HEALTH CARE FUND

NET ASSETS                                                             ANNUAL RATE
--------------------------------------------------------------------   ------------
First $350 million..................................................       0.75%
Next $350 million...................................................       0.65%
Next $1.3 billion...................................................       0.55%
Next $2 billion.....................................................       0.45%
Next $2 billion.....................................................       0.40%
Next $2 billion.....................................................      0.375%
Over $8 billion.....................................................       0.35%

                     INVESCO INTERNATIONAL TOTAL RETURN FUND

NET ASSETS                                                             ANNUAL RATE
--------------------------------------------------------------------   ------------
First $250 million..................................................       0.65%
Next $250 million...................................................       0.59%
Next $500 million...................................................      0.565%
Next $1.5 billion...................................................       0.54%
Next $2.5 billion...................................................      0.515%
Next $5 billion.....................................................       0.49%
Over $10 billion....................................................      0.465%

                            INVESCO LIBOR ALPHA FUND

NET ASSETS                                                             ANNUAL RATE
--------------------------------------------------------------------   ------------
First $1 billion....................................................       0.45%
Next $4 billion.....................................................      0.425%
Over $5 billion.....................................................       0.40%

                              INVESCO ENDEAVOR FUND
                          INVESCO SMALL COMPANIES FUND

NET ASSETS                                                             ANNUAL RATE
--------------------------------------------------------------------   ------------
First $250 million..................................................      0.745%
Next $250 million...................................................       0.73%
Next $500 million...................................................      0.715%
Next $1.5 billion...................................................       0.70%
Next $2.5 billion...................................................      0.685%
Next $2.5 billion...................................................       0.67%
Next $2.5 billion...................................................      0.655%
Over $10 billion....................................................       0.64%

                               INVESCO GLOBAL FUND

NET ASSETS                                                             ANNUAL RATE
--------------------------------------------------------------------   ------------
First $250 million..................................................      0.80%
Next $250 million...................................................      0.78%
Next $500 million...................................................      0.76%
Next $1.5 billion...................................................      0.74%
Next $2.5 billion...................................................      0.72%
Next $2.5 billion...................................................      0.70%
Next $2.5 billion...................................................      0.68%
Over $10 billion....................................................      0.66%

                        INVESCO COMMODITIES STRATEGY FUND

NET ASSETS                                                             ANNUAL RATE
--------------------------------------------------------------------   ------------
All Assets..........................................................      0.50%**

** To the extent Invesco Commodities Strategy Fund invests its assets in Invesco Cayman Commodity Fund II Ltd., a direct wholly-owned subsidiary of Invesco Commodities Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Commodities Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund II Ltd.

                          INVESCO GLOBAL ADVANTAGE FUND

NET ASSETS                                                             ANNUAL RATE
--------------------------------------------------------------------   ------------
First $1.5 billion..................................................       0.57%
Over $1.5 billion...................................................      0.545%

                 INVESCO GLOBAL DIVIDEND GROWTH SECURITIES FUND

NET ASSETS                                                             ANNUAL RATE
--------------------------------------------------------------------   ------------
First $1 billion....................................................       0.67%
Next $500 million...................................................      0.645%
Next $1 billion.....................................................       0.62%
Next $1 billion.....................................................      0.595%
Next $1 billion.....................................................       0.57%
Over $4.5 billion...................................................      0.545%

                          INVESCO HEALTH SCIENCES FUND

NET ASSETS                                                             ANNUAL RATE
--------------------------------------------------------------------   ------------
First $500 million..................................................      0.92%
Next $500 million...................................................      0.87%
Over $1 billion.....................................................     0.845%

                  INVESCO VAN KAMPEN INTERNATIONAL GROWTH FUND

NET ASSETS                                                             ANNUAL RATE
--------------------------------------------------------------------   ------------
First $1 billion....................................................     0.75%
Over $1 billion.....................................................     0.70%

                           INVESCO PACIFIC GROWTH FUND

NET ASSETS                                                             ANNUAL RATE
--------------------------------------------------------------------   ------------
First $1 billion....................................................     0.87%
Next $1 billion.....................................................     0.82%
Over $2 billion.....................................................     0.77%

                    INVESCO VAN KAMPEN EMERGING MARKETS FUND

NET ASSETS                                                             ANNUAL RATE
--------------------------------------------------------------------   ------------
First $500 million..................................................     1.25%
Next $500 million...................................................     1.20%
Next $1.5 billion...................................................     1.15%
Over $2.5 billion...................................................     1.00%

                INVESCO VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND

NET ASSETS                                                             ANNUAL RATE
--------------------------------------------------------------------   ------------
First $750 million..................................................     1.00%
Next $500 million...................................................     0.95%
Over $1.25 billion..................................................     0.90%

                    INVESCO VAN KAMPEN GLOBAL FRANCHISE FUND

NET ASSETS                                                             ANNUAL RATE
--------------------------------------------------------------------   ------------
First $500 million..................................................     0.80%
Next $500 million...................................................     0.75%
Over $1 billion.....................................................     0.70%

            INVESCO VAN KAMPEN GLOBAL TACTICAL ASSET ALLOCATION FUND

NET ASSETS                                                             ANNUAL RATE
--------------------------------------------------------------------   ------------
First $750 million..................................................     0.75%
Next $750 million...................................................     0.70%
Over $1.5 billion...................................................     0.65%

                 INVESCO VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NET ASSETS                                                             ANNUAL RATE
--------------------------------------------------------------------   ------------
First $500 million..................................................     0.90%
Next $500 million...................................................     0.85%
Over $1 billion.....................................................     0.80%"

      2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                      AIM INVESTMENT FUNDS
                                                     (INVESCO INVESTMENT FUNDS)

Attest:  /s/ Stephen R. Rimes                    By: /s/ John M. Zerr
         ---------------------------------           -------------------------
           Assistant Secretary                         John M. Zerr
                                                       Senior Vice President

(SEAL)

                                                      INVESCO ADVISERS, INC.

Attest:  /s/ Stephen R. Rimes                    By: /s/ John M. Zerr
         ---------------------------------           -------------------------
           Assistant Secretary                         John M. Zerr
                                                       Senior Vice President

(SEAL)